United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 14, 2007
                                                          -------------


                              NORTH VALLEY BANCORP
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             (Exact name of registrant as specified in its charter)


                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-10652                                   94-2751350
     ------------------------             ---------------------------------
     (Commission File Number)             (IRS Employer Identification No.)


                  300 Park Marina Circle, Redding, CA     96001
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

         On June 14, 2007, the Registrant (North Valley Bancorp) executed the North Valley Bancorp Salary Continuation Plan (Amended and Restated Effective January 1, 2007) which incorporates certain additional amendments to, and a further restatement of, the existing North Valley Bancorp Salary Continuation Plan (Exhibit 99.126 to the Current Report on Form 8-K filed by the Registrant on February 28, 2007). These additional amendments were authorized and approved by the Board of Directors consistent with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, as added by the American Jobs Creation Act of 2004, and the final regulations adopted by the United States Department of the Treasury and the Internal Revenue Service, effective as of April 17, 2007. A copy of the new North Valley Bancorp Salary Continuation Plan (Amended and Restated Effective January 1, 2007) is filed as an exhibit to this report and is incorporated herein by this reference. This exhibit supersedes and replaces in its entirety the version of the North Valley Bancorp Salary Continuation Plan filed on February 28, 2007 as Exhibit 99.126 to the Registrant's Current Report on Form 8-K. Exhibit 1 to the Salary Continuation Plan, which specifies the benefit formula, vesting schedule, and change in control benefit multiple for each executive participating in the Salary Continuation Plan, remains the same as previously filed.

         Executive officers of the Registrant are eligible to participate in certain benefits which vest over time under the provisions of the Salary Continuation Plan. These benefits are payable upon retirement (both normal and early retirement), death, disability or a change in control of the Registrant. On April 11, 2007, the Registrant and Sterling Financial Corporation, of Spokane, Washington, announced that they had entered into an Agreement and Plan of Merger dated April 10, 2007, pursuant to which North Valley Bancorp would merge with and into Sterling, with Sterling being the surviving corporation. The proposed merger, which would constitute a "change in control" under the Salary Continuation Plan, is expected to close in the third quarter of 2007, pending receipt of all regulatory approvals, the approval of the North Valley Bancorp shareholders, and satisfaction of other customary closing conditions. Sterling has filed a registration statement on Form S-4 and the Registrant intends to send a proxy statement/prospectus to its shareholders in connection with a special meeting of North Valley Bancorp shareholders called to vote on the merger proposal. The Board of Directors of North Valley Bancorp has set the special meeting of shareholders for Tuesday, July 31, 2007. Common shareholders of record at the close of business on June 15, 2007 (the "Record Date") (see
Item 8.01 of this report) are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements of the special meeting. Investors and shareholders of the Registrant and Sterling Financial Corporation are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about the proposed merger, Sterling Financial Corporation and North Valley Bancorp (including the North Valley Bancorp Salary Continuation Plan).

         The salary continuation benefits for Michael J. Cushman, President and Chief Executive Officer, Kevin R. Watson, Executive Vice President and Chief Financial Officer, Scott R. Louis, Executive Vice President and Chief Operations Officer, Roger D. Nash, Executive Vice President and Chief Credit Officer, Gary
S. Litzsinger, Executive Vice President and Chief Risk Officer, Sharon L. Benson, Senior Vice President and Director of Accounting, and Leo J. Graham, General Counsel and Corporate Secretary, and the procedures applicable to the payment of these salary continuation benefits, are now governed by the new North Valley Bancorp Salary Continuation Plan being filed with this report. The individual benefits for these executive officers, as set forth on Exhibit 1 to the Salary Continuation Plan, did not change as a result of this amendment and restatement.

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

Item 8.01. Other Events.

         A special meeting of the shareholders of North Valley Bancorp has been set for Tuesday, July 31, 2007, with a Record Date of June 15, 2007. The meeting was called by the North Valley Bancorp Board of Directors at a special meeting of the Board held on June 14, 2007. The purpose of the special meeting of shareholders is to consider and vote on a proposal to approve the principal terms of the Agreement and Plan of Merger, dated April 10, 2007, by and between North Valley Bancorp and Sterling Financial Corporation and the transactions contemplated thereby, including the merger of North Valley Bancorp with and into Sterling Financial Corporation and the merger of North Valley Bank with and into either Sterling Savings Bank or Golf Savings Bank. Consummation of the transactions described in the Agreement and Plan of Merger is subject to the receipt of all required regulatory approvals, the approval of the North Valley Bancorp shareholders, and satisfaction of all other closing conditions set forth in the Agreement and Plan of Merger. Sterling Financial Corporation has filed a registration statement with the Commission on Form S-4 and, upon effectiveness of the registration statement, North Valley Bancorp intends to send a proxy statement/prospectus to its shareholders of record as of June 15, 2007. Investors and shareholders of North Valley Bancorp and Sterling Financial Corporation are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about North Valley Bancorp, Sterling Financial Corporation and their proposed merger.

         Additional Information and Where to Find It
         -------------------------------------------

         In addition to the Form S-4 registration statement filed with the Securities and Exchange Commission (the "Commission") by Sterling Financial Corporation and the proxy statement/prospectus to be sent to the North Valley Bancorp shareholders, Sterling Financial Corporation and North Valley Bancorp file annual, quarterly and current reports, proxy statements and other information with the Commission. Investors and shareholders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Commission at the Commission's website at www.sec.gov. The documents filed by North Valley Bancorp may be obtained by requesting them in writing to the Corporate Secretary, North Valley Bancorp, 300 Park Marina Circle, Redding, California 96001, or by telephone at (530) 226-2900. In addition, investors and shareholders may access copies of the documents filed with the Commission by North Valley Bancorp on the North Valley website at www.novb.com.

         North Valley Bancorp, Sterling Financial Corporation and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of North Valley Bancorp with respect to the transactions contemplated by the Agreement and Plan of Merger dated April 10, 2007. Information regarding the directors and officers of Sterling Financial Corporation is included in Sterling's proxy statement for its 2007 annual meeting of shareholders, filed with the Commission on March 15, 2007. Information regarding North Valley's directors and officers is included in North Valley's amendment to its annual report on Form 10-K, filed with the Commission on April 24, 2007. A description of the interests of the directors and executive officers of Sterling Financial Corporation and North Valley Bancorp in the proposed merger will be set forth in the proxy statement/prospectus and other relevant documents filed with the Commission and sent to the North Valley Bancorp shareholders (when they become available).

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

         99.136   North Valley Bancorp Salary Continuation Plan
                  (Amended and Restated Effective January 1, 2007)




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTH VALLEY BANCORP



Dated:   June 15, 2007                 By: /s/ LEO J. GRAHAM
                                           -------------------------------------
                                           Leo J. Graham
                                           General Counsel / Corporate Secretary


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